Unaudited Pro Forma Consolidated Financial Information
Background

The Unaudited Pro Forma Consolidated Financial Information reflects the acquisition of all the issued and outstanding shares of Healthtrac, Inc. ("Healthtrac") in exchange for 13,529,412 shares of common stock of the Registrant.

The Pro Forma Consolidated Statements included herein reflect the use of the purchase method of accounting for the above transaction. The acquisition of Healthtrac closed on August 3, 2001. Such financial information has been prepared from, and should be read in conjunction with, the historical financial statements and notes thereto included elsewhere in this 8-K current report as well as the 10-Q quarterly reports and the 10-K annual report of the Registrant.

The Pro-forma Consolidated Balance Sheet gives effect to the transaction as if it had occurred on May 31, 2001, combining the consolidated balance sheet of the Registrant at May 31, 2001 with that of Healthtrac at July 31, 2001. The Pro Forma Consolidated Statements of Operations give effect to the transaction as if it had occurred at the beginning of the earliest period presented, combining the results of the Registrant for the three-month period ended May 31, 2001 and for the year ended February 28, 2001, with the results of operations of Healthtrac for the three-month period ended July 31, 2001 and for the year ended January 31, 2001. The three-month period ended April 30, 2001 of Healthtrac, Inc. has been omitted from the Pro-forma Statements of Operations. Revenue and Net Loss of Healthtrac for the three-month period ended April 30, 2001 was $1,106,491 and $355,811, respectively.

The Pro Forma Consolidated Financial Information is unaudited and is not necessarily indicative of the consolidated results which actually would have occurred if the above transactions had been consummated at the beginning of the periods presented; nor does it purport to present the results of operations for future periods.

Virtualsellers.com, Inc.
Pro-forma Consolidated Balance Sheet
(Unaudited - Expressed in United States dollars)
				Pro-forma
	Virtualsellers	Healthtrac	Adjustments	Balance
	(May 31, 2001)	(July 31, 2001)
Assets
Current
Cash and cash equivalents	$264,361	$57,091	$-		$321,452
Accounts receivable	591,889	504,173	-	1,096,062
Other receivables	110,127	-	-	110,127
Inventory	301,776	71,630	-	373,406
Prepaid expenses and deposits	155,454	138,067	-	293,521
Total current assets	1,423,607	770,961	-	2,194,568
Fixed assets	2,550,928	51,032	-	2,601,960
Software technology	-	-	2,894,923	1	2,894,923
Goodwill	2,043,519	-	2,894,922	1	4,938,441
Total Assets	$6,018,054	$821,993	$5,789,845		$12,629,892
Liabilities and Stockholders' Equity (Deficit)
Liabilities
Current
Accounts payable	$919,873	$1,158,554	$(50,000)	1	$1,306,660
			(250,000)	1
			(471,767)	3
Accrued liabilities	443,087	126,078	(55,968)	2	513,197
Unearned revenue	-	504,086	-		504,086
Current portion of long-term obligations	-	818,390	(358,179)	1	16,179
			(444,032)	2	-
Total current liabilities	1,362,960	2,607,108	(1,629,946)	2,340,122
Long-term obligations	-	62,909	-	62,909
Total Liabilities	1,362,960	2,670,017	(1,629,946)	2,403,031
Stockholders' equity (deficit)
Preferred stock	-	1,860,317	(1,860,317)	1	-
Common stock	107,613,482	4,601,275	(4,601,275)	1	113,185,249
			4,600,000	1
			500,000	2
			471,767	3
Shares to be issued	5,790,000	-	-		5,790,000
Additional paid-in capital	58,000	94,588	(94,588)	1	58,000
Accumulated deficit	(108,806,388)	(8,154,204)	8,154,204	1	(108,806,388)
	4,655,094	(1,598,024)	7,169,791	10,226,861
Subscriptions receivable	-	(250,000)	250,000	1	-
Total stockholders' equity (deficit)	4,655,094	(1,848,024)	7,419,791	10,226,861
Total Liabilities and Stockholders' Equity (Deficit)	$6,018,054	$821,993	$5,789,845		$12,629,892
The accompanying notes are an integral part of these pro-forma consolidated financial statements
Virtualsellers.com, Inc.
Pro-forma Consolidated Statement of Operations
(Unaudited - Expressed in United States dollars)

	Virtualsellers	Healthtrac		Pro-forma
For the period ended	May 31, 2001	July 31, 2001	Adjustments	Balance
Revenue	$688,266	$669,600	$-	$1,357,866
Cost of revenue	243,107	370,573	-	613,680
	445,159	299,027	-	744,186
Depreciation and amortization	408,222	4,422	144,746	557,390
Research and development expenses	-	33,072	-	33,072
Selling, general and administrative expenses	1,677,437	1,292,411	-	2,969,848
	2,085,659	1,329,905	144,746	3,560,310
Loss from operations	(1,640,500)	(1,030,878)	(144,746)	(2,816,124)
Other income (expense)	(9,373)	275	14,850	5,752
Net loss for the period	$(1,649,873)	$(1,030,603)	$(129,896)	$(2,810,372)
Loss per share - basic and diluted	$(0.01)			$(0.02)
Weighted average shares outstanding	127,837,249			144,642,114
The accompanying notes are an integral part of these pro-forma consolidated financial statements
Virtualsellers.com, Inc.
Pro-forma Consolidated Statement of Operations
(Unaudited - Expressed in United States dollars)

	Virtualsellers	Healthtrac		Pro-forma
For the year ended	February 28, 2001	January 31, 2001	Adjustments	Balance
Revenue	$2,580,453	$4,132,322	$-		$6,712,775
Cost of revenue	478,497	1,727,274	-	2,205,771
	2,101,956	2,405,048	-	4,507,004
Depreciation and amortization	1,398,147	109,886	578,985	1	2,087,018
Research and development expenses	-	989,555	-		989,555
Selling, general and administrative expenses	7,473,632	2,656,943	-		10,130,575
	8,871,779	3,756,384	578,985		13,207,148
Loss from operations	(6,769,823)	(1,351,336)	(578,985)		(8,700,144)
Other income (expense)	58,706	(279,448)	56,000	2	(164,742)
Net loss for the year	$(6,711,117)	$(1,630,784)	$(522,985)		$(8,864,886)
Loss per share - basic and diluted	$(0.05)				$(0.06)
Weighted average shares outstanding	126,934,127			142,203,322
The accompanying notes are an integral part of these pro-forma consolidated financial statements
Virtualsellers.com, Inc.
Notes to the Pro-forma Consolidated Financial Statements
(Unaudited - Expressed in United States dollars)
May 31, 2001 and February 28, 2001
1.

To reflect the acquisition of 100% of the issued and outstanding shares of Healthtrac for the issuance of 13,529,412 shares of the Company's common stock. The acquisition was recorded using the purchase method at the fair value of the Company's common stock issued using the trading price in effect on the acquisition date. A preliminary allocation of the purchase price to the fair value of Healthtrac net assets acquired following the provisions of Statement of Financial Accounting Standard ("SFAS") No. 141 was as follows:

Purchase price	$4,600,000
Net liabilities acquired:
Current tangible assets	821,993
Liabilities (*)	(2,011,838)
Net liabilities acquired	(1,189,845)
Purchase price discrepancy	$5,789,845
(*)

The carrying value of liabilities in Healthtrac of $2,670,017 at July 31, 2001 was reduced by $300,000 (in respect of accounts payable) and $358,179 (in respect to certain long-term obligations) to reflect the fair value of liabilities assumed by Virtualsellers as a result of the acquisition. Certain shareholders of Healthtrac agreed to assume $300,000 of accounts payable on closing while a creditor agreed to a reduction of the face amount of the debt in Healthtrac. (Note 2)

The purchase price discrepancy was allocated (on a preliminary basis) to intangible assets based on relative fair values. $2,894,923 was allocated to technology-based intangible assets which, for the purposes of the pro-forma statements of operations is being amortized on a straight-line basis over its estimated useful life of five years. The balance of $2,894,922 was allocated to goodwill.

Amortization expense relating to the technology-based intangible assets was $144,746 and $578,985 for the pro-forma three-month Statement of Operations and the Pro-forma annual Statement of Operations, respectively.

2.

In connection with the acquisition of Healthtrac, Virtualsellers entered into an agreement to settle certain debt and accrued interest of Healthtrac totaling $878,179 in exchange for 1,886,793 shares of Virtualsellers common stock valued at $500,000. (Note 1) The corresponding reduction in interest expense in the Pro-forma Consolidated Statements of Operations for the three-month period and the twelve month period was $14,850 and $56,000, respectively.

3.

In connection with the acquisition of Healthtrac, Virtualsellers entered into an agreement to settle current accounts payable to a stockholder of Healthtrac in the amount of $471,767 in exchange for 1,829,297 shares of Virtualsellers common stock, which approximated the carrying value of the liabilities settled on the date of the agreement.